                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT:  OCTOBER 27, 1999



                                ACORN PRODUCTS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                      0-22717                      22-3265462
-----------------          ---------------------         ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                                 390 Dublin Avenue
                               Columbus, Ohio  43215
                                   (614) 222-4400
                 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                        INCLUDING AREA CODE OF REGISTRANT'S
                            PRINCIPAL EXECUTIVE OFFICES)




                                 500 Dublin Avenue
                                Columbus, Ohio 43215
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.        OTHER EVENTS.

     On October 28, 1999, UnionTools, Inc. ("UnionTools"), the operating subsidiary of Acorn Products, Inc. (the "Company"), entered into a Sixth Amendment (the "Amendment") to the Amended and Restated Credit Agreement dated as of May 29, 1997 (as amended, the "Credit Agreement"), by and among UnionTools, the Company, H.B. Sherman Manufacturing Company, UnionTools Irrigation, Inc., Heller Financial, Inc., in its capacity as Agent and as a Lender, and the lending institutions from time to time signatory thereto. In addition to amending certain terms of the Credit Agreement, the Amendment expands the existing credit facility to include an additional $6 million subordinated term loan funded by investment funds managed by Oaktree Capital Management LLC and Trust Company of the West, which collectively constitute the majority stockholder of the Company.

     A copy of the Company's press release announcing the foregoing, as well as conformed copies of the transaction documents underlying the same, are set forth as Exhibits 99.1 through 99.4 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

        EXHIBIT NO.                DESCRIPTION
          99.1      Press release issued by the Company on October 28, 1999.

          99.2 Sixth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, by and among UnionTools, the Company, H.B. Sherman Manufacturing Company, UnionTools
                    Irrigation, Inc., Heller Financial, Inc., in its capacity as
                    Agent and Lender, and the lending institutions signatory thereto.

          99.3 Term Loan Note dated October 28, 1999, issued by UnionTools in favor of Heller Financial, Inc. pursuant to the Sixth
                    Amendment to Amended and Restated Credit Agreement.

          99.4      Subordinated Participation Agreement dated as of October 28,
                    1999, by and between Heller Financial, Inc., in its individual capacity and as Agent, and OCM Principal
                    Opportunities Fund, L.P. and TCW Special Credits, as general partner and/or investment manager of the funds and accounts set forth on Schedule I-A thereto.

ITEM 8.        CHANGE IN FISCAL YEAR

     On October 27, 1999, the Board of Directors of the Company approved a change in the Company's fiscal year end from the Friday closest to July 31 to December 31. Pursuant to Rule 13a-10 of the Securities and Exchange Act of 1934, the Company will file with the Commission a transition report on Form 10-Q covering the transition period.



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACORN PRODUCTS, INC.


Date:  October 27, 1999             By:  /s/ John G. Jacob
                                        --------------------------------------
                                        John G. Jacob, Chief Financial Officer

                                   EXHIBIT INDEX


        EXHIBIT NO.                DESCRIPTION
          99.1      Press release issued by the Company on October 28, 1999.

          99.2 Sixth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, by and among UnionTools, the Company, H.B. Sherman Manufacturing Company, UnionTools
                    Irrigation, Inc., Heller Financial, Inc., in its capacity as
                    Agent and Lender, and the lending institutions signatory thereto.

          99.3 Term Loan Note dated October 28, 1999, issued by UnionTools in favor of Heller Financial, Inc. pursuant to the Sixth
                    Amendment to Amended and Restated Credit Agreement.

          99.4      Subordinated Participation Agreement dated as of October 28,
                    1999, by and between Heller Financial, Inc., in its individual capacity and as Agent, and OCM Principal
                    Opportunities Fund, L.P. and TCW Special Credits, as general partner and/or investment manager of the funds and accounts set forth on Schedule I-A thereto.